UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 28, 2005

THE RICEX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-24285	68-0412200
(State or other jurisdiction of icorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 Hawk’s Flight Court El Dorado Hills, California	95762
(Address of principal executive offices, including zip code)	(Zip Code)

(916) 933-3000
Registrant’ phone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On April 4, 2005, NutraCea and The RiceX Company (“RiceX”) announced the execution of an Agreement and Plan of Merger and Reorganization, dated as of April 4, 2005 (“Merger Agreement”), by and among NutraCea, Red Acquisition Corporation, a wholly-owned subsidiary of NutraCea (“Merger Sub”), and RiceX, pursuant to which, Merger Sub will merge with and into RiceX (“Merger”). As a result of the Merger, RiceX will become a wholly-owned subsidiary of NutraCea.

        At the effective time of the Merger, the holders of RiceX Common Stock will receive shares of NutraCea Common Stock in exchange for their shares of RiceX Common Stock, and NutraCea will assume certain of the outstanding options and warrants to purchase RiceX Common Stock. NutraCea anticipates that the aggregate number of shares of NutraCea Common Stock that will be issued to the holders of RiceX Common Stock upon the Merger will be between approximately 28,000,000 and 36,000,000 shares. In addition, after the Merger, NutraCea anticipates that the RiceX security holders will hold between approximately 42% and 48% of the combined company on a fully diluted basis, which includes shares underlying NutraCea and RiceX options and warrants. The number of shares of NutraCea Common Stock issuable to RiceX stockholders is subject to adjustment for certain events, including the market price of NutraCea’s Common Stock, and the number of outstanding RiceX options and warrants on the effective date of the Merger.

        Simultaneously with the execution of the Merger Agreement, on April 4, 2005, all of RiceX’s directors and three of RiceX’s executive officers (Todd C. Crow, James C. Lintzenich, Ike E. Lynch, Kirit S. Kamdar, Edward L. McMillan, Daniel L. McPeak, Jr., Daniel L. McPeak, Sr. and Steven W. Saunders (collectively, the “RiceX Affiliates”)), holding approximately 18% of the outstanding RiceX Common Stock, each entered into voting agreements with NutraCea (the “NutraCea Voting Agreements”). Additionally, on April 4, 2005, three of NutraCea’s executive officers (Margie Adelman, Bradley Edson and Patricia McPeak), holding approximately 21% of the outstanding NutraCea Common Stock, each entered into voting agreements with RiceX (the “RiceX Voting Agreements” and, together with the Nutracea Voting Agreements, the “Voting Agreements”). Under the terms of the Voting Agreements, the foregoing executive officers and directors of NutraCea and RiceX agreed to vote their shares in favor of the Merger, the Merger Agreement and the transactions contemplated thereby. Also on April 4, 2005, each of the RiceX Affiliates entered into Affiliate Agreements with NutraCea (the “Affiliate Agreements”). Pursuant to the Affiliate Agreements, the RiceX Affiliates have agreed to certain restrictions on the sale by such RiceX Affiliates of NutraCea Common Stock to be received by such persons in connection with the Merger.

        Following the Merger, the board of directors of NutraCea will consist of three representatives from NutraCea, three representatives from RiceX and one representative mutually designated by NutraCea and RiceX. The Merger, the Merger Agreement and the transactions contemplated thereby have been approved by the boards of directors of both NutraCea and RiceX; however, the transactions contemplated thereby are subject to: (i) the approval of the respective stockholders of RiceX and NutraCea, (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) a determination of the fairness of the terms and conditions of the Merger at a hearing before the Commissioner of Corporations for the State of California, (iv) holders of no more than 17% of the outstanding shares of NutraCea Common Stock having exercised dissenters’ rights with respect to their shares by virtue of the Merger, (v) holders of no more than 5% of the outstanding shares of RiceX Common Stock having exercised dissenters’ rights with respect to their shares by virtue of the Merger, and (vi) other customary closing conditions.

        As disclosed in previous filings made by RiceX with the Securities and Exchange Commission (“SEC”), RiceX is NutraCea’s principal supplier of stabilized rice bran and NutraCea subleases its principal executive offices from RiceX. In addition, RiceX’s Chairman of the Board and former Chief Executive Officer, Daniel L. McPeak, Sr., is the spouse of Patricia McPeak, RiceX’s former director and President, and the current Chief Executive Officer and a director of NutraCea. Mr. McPeak recused himself from the vote taken by the board of directors of RiceX to approve the Merger. Additional information regarding these relationships can be found in RiceX’s Annual Report on Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 30, 2005.

        A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. Copies of the forms of Voting Agreements and the form of Affiliate Agreement are attached hereto as Exhibits 2.2, 2.3 and 2.4, respectively, and incorporated herein by reference. The foregoing descriptions of the Merger Agreement, Voting Agreements and Affiliate Agreements in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of each such document. A copy of the joint press release issued by RiceX and NutraCea announcing the signing of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        In connection with the proposed merger, RiceX will prepare a proxy statement for its stockholders to be filed with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, RICEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be available free of charge (when available) at the SEC’s website, www.sec.gov, and stockholders of RiceX will also be able to obtain the proxy statement free of charge (when available) by directing their requests to The RiceX Company, 1241 Hawk’s Flight Court, El Dorado Hills, California 95762, Attention: Investor Relations, (916) 933-3000.

        RiceX and its directors and executive officers may be deemed, under SEC rules, to be soliciting proxies from RiceX’s stockholders in favor of the proposed Merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a proxy statement to be filed with the SEC, and will be available free of charge (when available) at the SEC’s website, www.sec.gov, and stockholders of RiceX will also be able to obtain the proxy statement free of charge (when available) by directing their requests to The RiceX Company, 1241 Hawk’s Flight Court, El Dorado Hills, California 95762, Attention: Investor Relations, (916) 933-3000.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 4, 2005, by and among NutraCea, The RiceX Company and Red Acquisition Corporation.

2.2	Form of Voting Agreement between NutraCea and certain directors and executive officers of RiceX dated April 4, 2005 (attached as Exhibit B to Exhibit 2.1 hereto).

2.3	Voting Agreement between RiceX and certain directors and executive officers of NutraCea dated April 4, 2005 (attached as Exhibit A to Exhibit 2.1 hereto).

2.4	Form of Affiliate Agreement between certain affiliates of RiceX and NutraCea dated April 4, 2005 (attached as Exhibit C to Exhibit 2.1 attached hereto).

99.1	Joint Press Release issued by The RiceX Company and NutraCea dated April 4, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RICEX COMPANY
Date: April 4, 2005	By: /s/ Todd C. Crow
Todd C. Crow
Chief Financial Officer

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